VESSELS AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Schedule of Vessels and Equipment, Net

(in thousands of $)	2017	2016
Cost	2,259,132	2,267,819
Accumulated depreciation	(670,209)	(615,109)
Net book value	1,588,923	1,652,710
The following table presents the market values and carrying values of six of our vessels that we have determined have a market value that is less than their carrying value as of December 31, 2017. While the market values of these vessels are below their carrying values, no vessel impairment has been recognized on any of these vessels as the estimated future undiscounted cash flows relating to such vessels are greater than their carrying values.

Vessel	2017 Market value(1)	2017 Carrying value	Deficit
(in millions of $)
Golar Winter	171.3	223.9	(52.6)
NR Satu	143.8	177.2	(33.4)
Methane Princess (2)	105.3	105.9	(0.6)
Golar Maria	97.5	187.2	(89.7)
Golar Grand	97.3	112.4	(15.1)
Golar Mazo	83.8	139.7	(55.9)

(1) Market values are determined with reference to average broker values provided by independent brokers. Broker values are considered an estimate of the market value for the purpose of determining whether an impairment trigger exists. Broker values are commonly used and accepted by our lenders in relation to determining compliance with relevant covenants in applicable credit facilities for the purpose of assessing security quality.

Since vessel values can be volatile, our estimates of market value may not be indicative of either the current or future prices we could obtain if we sold any of the vessels. In addition, the determination of estimated market values may involve considerable judgment, given the illiquidity of the second-hand markets for these types of vessels.

(2) The Methane Princess is under capital lease (see note 14).